TABLE OF CONTENTS

                                PAGE

Risk/Return Summary...............1
Fees and Expenses.................1
Objective and Strategies..........2
Risks.............................3
Disclosure of Portfolio Holdings..4
Management........................4
Shareholder Information...........5
Purchasing Shares.................7
Redeeming Shares..................8
Additional Information...........10
Distributions and Taxes..........12
Distribution Arrangements........13
For More Information......Back Cover


You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund's Statement of Additional Information (the "SAI") dated October 1, 2008, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 673-0550 or by e-mail at: mail@ccofva.com. Currently, the Fund does not have an Internet Web site. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Trust, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports, including the annual and semi-annual reports, and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-22172)




PROSPECTUS

Commonwealth Small Cap Fund
Institutional Shares







Prospectus dated October 1, 2008,
as revised July 8, 2009





This prospectus describes the Commonwealth Small Cap Fund (the "Fund"). The Fund is a separate series of shares offered by World Funds Trust (the "Trust"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund is authorized to offer four classes of shares, one of which, Institutional Shares are offered by this prospectus.




As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective - Capital appreciation.

Principal Investment Strategies - The Fund will seek to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities and securities convertible into equity securities, such as common stocks, warrants, convertible bonds, debentures or convertible preferred stocks. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies with market capitalizations between $200 million and $2 billion ("small-cap companies"). For the Fund's 80% investment policy, assets are measured at the time of purchase.

Principal Risks - The principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the sub-advisers will achieve the Fund's objective.

The Fund may be subject to the additional risks associated with investment in companies with small capital structures. These companies may (i) have relatively small revenues; (ii) have limited product lines or services; (iii) lack depth of management; (iv) lack the ability to obtain funds necessary for growth; and (v) feature products or services for which a market does not yet exist and/or may never be established. As a result, their share prices tend to fluctuate more than those of large market capitalization companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small market capitalization stocks may fall regardless of trends in the broader market and may be more volatile and speculative than the stocks of large market capitalization companies.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile - The Fund is intended for investors who are willing to hold their shares for a long period of time and are seeking to diversify their investment portfolio. The Fund is not appropriate if you are investing for a short period of time or are uncomfortable with the risks associated with the Fund's investment strategies.

Performance Information - No Fund performance information is being presented because the Fund has not yet completed a full calendar year of investment operations.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                               Institutional Shares

Maximum Sales Charge (Load) Imposed on Purchases      None
Maximum Deferred Sales Charge (Load)                  None
Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends and Distributions                      None
Redemption Fees(1)                                    None
Exchange Fees(2)                                      None

Annual Operating Expenses (expenses that are deducted from Fund assets)

Management Fee                                       1.10%
Distribution (12b-1) Fees                            0.00%
Other Expenses(3)                                    0.39%
                                                     -----
Total Annual Fund Operating Expenses(4)              1.49%
Fee Waivers and/or Expense Reimbursements           (0.15)%
                                                    -------
Net Expenses                                         1.34%
                                                     =====

(1)   Your account may be charged $10 for a telephone redemption.
(2)   Your account may be charged $10 for a telephone exchange.
(3)   "Other Expenses" are based on estimates for the current fiscal year.
      Other Expenses include, among other expenses, administrative, custody and transfer agency fees.
(4) Effective July 8, 2009, the Fund's contractual expense limitation agreement was reduced from 1.49% to 1.34%. Accordingly, Commonwealth Capital Management ("CCM" or the "Adviser") has contractually agreed to waive or limit its fees and/or assume other expenses until July 31, 2010, so that the Net Expenses for the Fund's Institutional Shares do not exceed 1.34% of the Fund's Institutional Shares' average daily net assets.

Example:

The following expense examples show the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the examples are for comparison only.

Based on these assumptions, your costs would be:

             1 Year              3 years
             ------              -------

              $136                 $425

                            OBJECTIVE AND STRATEGIES

The investment objective of the Fund is capital appreciation. The Fund will seek to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities or securities convertible into equity securities, such as common stocks, warrants, convertible bonds, debentures or convertible preferred stocks. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting shares. There is no assurance that the sub-advisers will achieve the Fund's investment objective.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of small-cap companies. For the Fund's 80% investment policy, assets are measured at the time of purchase. This is not a fundamental policy and may be changed by the Board of the Trust (the "Board"), without a vote of shareholders, upon sixty (60) days' prior notice.

Securities under consideration for purchase must meet a variety of criteria. No particular formulas are used, but rather emphasis is placed on those companies which the sub-advisers believe are most likely to prosper under various economic conditions. Strong upside potential at a reasonable price is the primary investment criterion. Critical investment attributes include low P/Es relative to projected earnings and cash flow, strong or improving profit margins, solid financial position, and good management. Particularly favored are corporations generating increasing levels of free cash flow where management owns significant equity interest in the business. "Insider" transactions, stock buy-backs, effective use of innovative technologies, and exposure to international markets are other important considerations. Companies whose assets are expected to exceed the purchase price of the stock within a reasonable period of time are targeted. An attractive purchase might sell at 12 - 16 times estimated earnings and show potential earnings per share growth of 20% plus per year. Special situations, out of favor companies, and companies with new catalysts for change are sought.

The sub-advisers rely on personal contact with management, published financial reports, analysts' meetings and conferences, and the advice of securities' analysts with proven knowledge of the Trust and its industry. Some industries are more heavily "weighted" than others based on the sub-advisers' judgment that certain industries are substantially more attractive than others at any given time.

Portfolio securities may be sold as a result of adverse changes in the stock markets generally, or to a specific issuer, that results in poor relative performance. Portfolio securities may also be sold if the sub-advisers determine that the valuation characteristics that formed the basis for purchasing a stock no longer meet the criteria for portfolio securities of the Fund.

While the Fund intends to remain substantially invested in equity securities and securities convertible into equity securities, it may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. Government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements.

                                      RISKS

Stock Market Risk - The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the sub-advisers in evaluating, selecting and monitoring the portfolio assets. If the sub-advisers' conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Investments In Small-Cap Companies - The Fund may be subject to the additional risks associated with investments in companies with small capital structures. Historically, stocks of small-cap companies have been more volatile than stocks or larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following: (i) the less certain growth prospects of small-cap companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small-cap companies to changing economic conditions. Besides exhibiting greater volatility, small-cap company stocks may, to a degree, fluctuate independently of larger company stocks. Small-cap company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect the value of Fund shares to be more volatile than the shares of mutual funds investing primarily in larger capitalization stocks. Further, stocks of small-cap companies tend to trade at a lower volume than those of larger capitalization companies.

Stock Selection Risk - Like all managed funds, there is a risk that the sub-advisers' strategy for managing the Fund may not achieve the desired results. The portfolio securities selected by the sub-advisers may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund's investment objective. In addition, the price of common stocks move up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

Portfolio Turnover - The Fund may engage in active and frequent trading of its portfolio securities. The Fund presently anticipates that its annualized portfolio turnover rate will not typically exceed 100%. A high portfolio turnover rate (e.g., a rate over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders.

Temporary Defensive Positions - When the sub-advisers believe that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment objective. The adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such defensive strategies will be utilized.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                                   MANAGEMENT

The Trust - The Trust was organized as a Delaware statutory trust on April 9, 2007. The Trust is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Trust has retained the Adviser to manage all aspects of the investments of the Fund.

Investment Management - Commonwealth Capital Management, LLC, located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Adviser has entered into sub-advisory agreements with Investment Management of Virginia, LLC, 919 East Main Street, 16th Floor, Richmond, Virginia 23219 ("IMVA") and Crosswind Investments, LLC, 2 International Place, Boston, Massachusetts 02110 ("Crosswind") and has delegated investment discretion over the Fund to the sub-advisers.

The Adviser oversees each sub-adviser to ensure they comply with the investment policies and guidelines of the Fund and monitors each sub-adviser's adherence to its investment style. In addition, the Adviser periodically assesses the Fund's investment policies and recommends changes regarding the policies to the Board where appropriate.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.10% on the average daily net assets of the Fund. In the interest of limiting expenses for the Fund, the Adviser has contractually agreed to waive or limit its fees and/or assume other expenses until July 31, 2010, so that the Net Expenses for the Fund's Institutional Shares do not exceed 1.34% of the Fund's Institutional Shares' average daily net assets. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of any fees waived pursuant to this agreement. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived by the Adviser during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

Sub-Advisers - Under each sub-advisory agreement, the sub-advisers are responsible for the day-to-day decision-making with respect to the Fund's investment program. The day-to-day management of the Fund's assets is equally divided between the sub-advisers such that each of IMVA and Crosswind generally is responsible for the investment of half of the Fund's assets. The sub-advisers, with the Adviser's oversight, manage the investment and reinvestment of the assets of the Fund, continuously review, supervise and administer the investment program of the Fund, determine in their discretion the securities to be purchased or sold and provides the Trust and its agents with records relating to its activities. The Adviser, from its advisory fee, pays each sub-adviser 0.45% of the advisory fee received from the Fund.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement with the Adviser and investment sub-advisory agreement with IMVA is available in the Fund's semi-annual report dated January 31, 2009. A discussion regarding the basis for the Board's approval of the Fund's investment sub-advisory agreement with Crosswind will be available in the Fund's annual report dated July 31, 2009.

Portfolio Managers - John H. Bocock is a founder and Managing Director of Investment Management of Virginia. Prior to the founding of the firm, Mr. Bocock was a Managing Director of Scott & Stringfellow Capital Management, Inc. Mr. Bocock served as a Naval Special Warfare Officer with SEAL Team TWO from 1990 to 1993. He holds a B.A. From Dartmouth College and an M.B.A. from the Darden School at the University of Virginia. Mr. Bocock is on the board of Power Systems & Controls and Portico Publications.

Thomas Neuhaus is a Chartered Financial Analyst and a Portfolio Manager at Investment Management of Virginia. Mr. Neuhaus is a graduate of the McIntire School at the University of Virginia. He was awarded the Chartered Financial Analyst designation in 1999 and Chartered Market Technician designation in 2003. Mr. Neuhaus served for three years in the Investment Banking division of Scott & Stringfellow and another three years as an equity analyst covering the Information Technology Sector with BB&T Capital Markets.

Andrew Morey, CFA is a Partner with Crosswind Investments, LLC and the lead portfolio manager for the Crosswind Small and Small/Mid Cap investment strategies. Prior to joining Crosswind, Mr. Morey was the founder and lead portfolio manager of Tartan Partners, LLC. Prior to Tartan Partners, Mr. Morey worked at State Street Research & Management from 1995-2005. He spent five years as an analyst focusing on a variety of sectors and then served as lead portfolio manager for the Concentrated Small Cap Growth strategy as well as co-portfolio manager on the Small Cap Growth strategy from 2000-2005 responsible for managing $1.8 billion in assets. Mr. Morey was also a research analyst for Gabelli & Co from 1994-1995. He also worked as a research analyst for Kidder Peabody from 1991-1993. Mr. Morey holds a B.A. from Vanderbilt University and an M.B.A. from Columbia Business School.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of shares of the Fund.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to its Class A, Class C, Class P or Institutional shares, subtracting any liabilities attributable to the applicable class of shares, and then dividing by the total number of shares outstanding of the applicable class. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Institutional Shares of the Fund are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. The public offering price of Institutional Shares of the Fund is equal to the NAV. Shares of the Fund held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund's investments are traded on U. S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Trust uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

                                PURCHASING SHARES

Share Class Alternatives - The Fund is currently authorized to offer investors four different classes of shares, one of which, Institutional Shares, are offered by this prospectus. Additional information concerning the Fund's Class A Shares, Class C Shares or Class P Shares may be obtained by reading a copy of the applicable prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

You may purchase Institutional Shares of the Fund through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by First Dominion Capital Corp. (the "Distributor") to sell shares of the Fund (collectively, "Financial Intermediaries"). You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling (800) 673-0550. Financial intermediaries who offer Institutional Shares may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different.

Share Transactions - You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (800) 673-0550 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.

Customer Identification Program - Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Public Offering Price - When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form. The public offering price for Institutional Shares is equal to the Fund's NAV. The Trust reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

Minimum Investments - The minimum initial investment for Institutional Shares of the Fund is $100,000. Subsequent investments must be in amounts of $10,000 or more. The Trust may waive the minimum initial investment requirement for purchases made by trustees, officers and employees of the Trust. The Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time. The Trust retains the right to refuse to accept an order.

Purchases by Mail - For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, together with your check payable to the Fund. Please be sure to specify which class of shares you wish to invest in. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Trust at (800) 673-0550 or the Transfer Agent at (800) 628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                                REDEEMING SHARES

You may redeem Institutional Shares of the Fund at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your Institutional Shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

Your shares will be redeemed at the net asset value per share next determined after receipt of a redemption request, in good order. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Trust may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell Institutional Shares through a financial intermediary, it is the intermediary's responsibility to transmit your order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of Institutional Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption By Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered to the following address:

The Commonwealth Small Cap Fund
8730 Stony Point Parkway, Suite 205
Richmond, VA  23235

Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption By Telephone - You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent may charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption By Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature Guarantees - To help to protect you and the Trust from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the registration of shares to another owner; and,
(3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form - Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

How To Transfer Shares - If you wish to transfer Institutional Shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the Institutional Shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Automatic Investment Plan - Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges - You may exchange all or a portion of your Fund shares for the shares of the same class of certain other funds having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction.

Frequent Purchases and Sales of Fund Shares - Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its sub-advisers, increase portfolio transaction costs, and have a negative effect on the Fund's long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the sub-advisers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

If the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

Modification or Termination - Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Trust reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Trust also reserves the right to refuse exchange requests by any person or group if, in the Trust's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Trust further reserves the right to restrict or refuse an exchange request if the Trust has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Trust will attempt to give you prior notice when reasonable to do so, the Trust may modify or terminate the Exchange Privilege at any time.

Account Statements and Shareholder Reports - Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a quarterly and year-end statement of your account and an annual and a semi-annual report.

Shareholder Communications - The Fund may eliminate duplicate mailings to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 673-0550.

General - The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.




                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.
Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes - In general, Fund distributions are taxable to you as ordinary income, qualified dividend income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any long-term capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income, except that distributions that are designated as "qualified dividend income" will be taxable at the rates applicable to long-term capital gains. Absent future legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 28% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or fail to certify that your TIN is correct and that you are a U.S. person, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.




                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's Distributor. If you invest through a financial intermediary, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Shareholder Servicing - The Distributor is responsible for paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. These agents have written shareholder servicing agreements with the Distributor and perform these functions on behalf of their clients who own shares of the Fund.